UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
October 17, 2005

National City Bank, as Seller

National City Credit Card Master Note Trust

United States	333-126628	N/A

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1900 East 9th Street
Cleveland, Ohio		44114-3484

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (216) 222-2000

N/A

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     For the Distribution Date of October 17, 2005, The Bank of New York (Delaware), as Trustee, made the monthly payments to Noteholders in the monthly Noteholders’ Statements.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information

Not applicable

(c)	Exhibits

     The following is filed herewith. The exhibit numbers correspond with Item 601 of Regulation S-K.

Exhibit No.	Description

20.1	Series 2005-1 Schedule to Monthly Noteholders’ Statement dated October 17, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL CITY BANK, as Servicer of National City Credit Card Master Note Trust
By:	/s/ Janis E. Lyons
	Name:	Janis E. Lyons
	Title:	Senior Vice President

Dated: October 25, 2005